UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	September 25, 2006
(August 31, 2006)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

002-97230	Texas-New Mexico Power Company	75-0204070
(A Texas Corporation)
4100 International Plaza,
P.O. Box 2943
Fort Worth, Texas 76113
(817) 731-0099
______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

PNM Resources, Inc. and Subsidiaries (“PNMR” or the "Company") is furnishing in this Current Report on Form 8-K select Comparative Operating Statistics for the months of August 2006 and 2005 and the eight months ended August 31, 2006 and August 31, 2005 to provide investors with key monthly business indicators. Readers of this Current Report on Form 8-K should refer to the Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Company’s annual and quarterly periodic reports on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

The Company’s principal operating subsidiaries are Public Service Company of New Mexico (“PNM”), a regulated utility operating in New Mexico, Texas-New Mexico Power Company (“TNMP”), a regulated utility operating in Texas and New Mexico, First Choice Power, L.P. (“First Choice”), a certified retail electric provider operating in Texas and Altura Power, L.P. (“Altura”), which owns and operates Twin Oaks, a 305 MW coal-fired power plant located 150 miles south of Dallas, Texas. Select Comparative Operating Statistics for these subsidiaries are included in the information presented below.

	Month Ended		Eight Months Ended
	August 31,		August 31,
	2006	2005	2006	2005
		(In thousands)
Energy Sales - MWh (1)
Regulated Sales:
PNM Electric	759	760	5,384	5,170
TNMP Electric (2) (3)	806	751	5,157	5,009

Total Regulated Sales	1,565	1,511	10,541	10,179

Unregulated Sales:
Wholesale Long Term (4)	450	222	2,607	1,738
Wholesale Short Term	553	769	4,985	5,564
First Choice (2)	492	447	2,825	2,844

Total Unregulated Sales	1,495	1,438	10,417	10,146

Amounts included in notes below are in thousands

(1) Megawatt hours are presented on a segment basis only. The sum of segment megawatt hours is not presented as it includes intersegment activity and would not properly reflect total megawatt hours for the consolidated Company.

(2) The Company completed its acquisition of TNP Enterprises, Inc. and its principal subsidiaries, TNMP and First Choice, on June 6, 2005. For comparative purposes, the eight months ended August 31, 2005 includes pre-acquisition data.

(3) Energy sales previously furnished in Current Reports on Form 8-K for January through July 2006 reflected 175 MWh recorded in error for certain manually billed customers. The eight months ended August 31, 2006 includes a correcting reduction of 175 MWh.

(4) Altura completed its acquisition of Twin Oaks on April 18, 2006. Wholesale Long Term includes 206 MWh and 927 MWh for Altura for the month and eight months ended August 31, 2006, respectively. No comparative data is presented for 2005.

Heating Degree Day (“HDD”) values and Cooling Degree Day (“CDD”) values represent the accumulation in degrees that the daily mean temperature was below or above, respectively, 65 degrees Fahrenheit during a period of time, typically corresponding to a calendar month.

Statistics on HDD and CDD are taken from the service territories of the service provider. PNM’s HDD and CDD statistics are based on weather in Albuquerque, New Mexico. TNMP’s HDD and CDD statistics are based on data from Waco, Houston, Wink, Dallas and Fort Worth, Texas and Alamogordo and Deming, New Mexico. HDD and CDD statistics for First Choice are based on data from Waco, Houston, Wink, Dallas and Fort Worth, Texas.

Weather - Cycle-Weighted HDD and CDD:

	Month Ended		Eight Months Ended
	August 31,		August 31,
	2006	2005	2006	2005
PNM

HDD	-	-	2,556	2,778

CDD	364	454	1,132	1,108

TNMP
HDD	-	-	1,024	1,194

CDD	642	618	2,203	1,962

First Choice
HDD	-	-	957	1,117

CDD	662	629	2,281	2,011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
TEXAS-NEW MEXICO POWER COMPANY
(Registrants)

Date: September 25, 2006	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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